Arrow Dogs of the World ETF

Ticker: DOGS

a series of Arrow Investments Trust

Supplement dated March 29, 2018

to the Statement of Additional Information dated December 18, 2017, as revised February 21, 2018

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Effective immediately, the section entitled “Transaction Fees” in the Statement of Additional Information (“SAI”), beginning on page 48, is deleted in its entirety and replaced as follows:

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by a Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of a Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$8,500	0.35%

* As a percentage of the amount invested.

* * * * *

You should read this Supplement in conjunction with the Prospectus, dated December 18, 2017, as revised January 16 2018, the Statement of Additional Information dated December 18, 2017, as revised February 21, 2018, and the Summary Prospectus dated January 16, 2018. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.